1Investor Day 2021 SOLUTIONS IN THE MAKING Investor Day 2021

2Investor Day 2021 2 AGENDA Welcome & Safety Scott Gaffner – VP, Investor Relations and Strategic Insights 1 Stakeholder Value Proposition Marc Michael – President and Chief Executive Officer2 People & Culture Melissa Buscher – VP, Chief Communications & Marketing Officer 3 Solutions Partner of Choice Dwight Gibson – Chief Commercial Officer4 Operational Execution Ty Jeffers – VP, Global Manufacturing and Supply Chain5 Profitable Growth & High-Return Investments Jaime Easley – VP and Chief Financial Officer 6

3Investor Day 2021 • Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations and financial projections, are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future expressed or implied results. Although SPX FLOW believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Estimates of future operating results are based on the company’s continuing operations, which are subject to change. • Our Food and Beverage segment has been renamed as Nutrition and Health. Within this presentation, all forward looking statements and related periodic financial reporting with respect to our Nutrition and Health segment is comparative to references to the Food and Beverage segment in any previous publications, as there have been no other changes to the segment. • Particular risks facing SPX FLOW include risks relating to economic, business and other risks stemming from changes in the economy, our international operations, legal and regulatory risks, cost of raw materials, and pricing pressures. More information regarding such risks can be found in SPX FLOW’s SEC filings and in its news releases issued earlier today. • Statements in this presentation are only as of the time made, and SPX FLOW does not intend to update any statements made in this presentation except as required by regulatory authorities. • This presentation includes non-GAAP financial measures. A copy of this presentation, including a reconciliation of the non-GAAP financial measures from their most comparable measures calculated and presented in accordance with GAAP, is available on our website at www.SPXFLOW.com. FORWARD-LOOKING STATEMENTS

4Investor Day 2021 4 Marc Michael President and CEO Stakeholder Value Proposition AGENDA

5Investor Day 2021 WHY INVEST IN FLOW Process Solutions Provider with Increasing Cash Flow Generation Driven by Operational Leverage • Journey to high performance shifts to executing long-term strategy • Strong cultural foundation • Disciplined focus on the bottom-line • Consistent FCF conversion >100% of net income • Capital allocation framework aligned to delivering a higher ROIC • Accelerating pace of internal investments • Programmatic M&A • Capital returns to shareholders • High growth, highly regulated end markets • Organic and inorganic initiatives for growth above market • Recurring revenue streams Significant Operational Leverage ACCELERATING ROIC Increasing Cash Flow Process Solutions Provider Stakeholder Value Proposition

6Investor Day 2021 Improve the world through innovative & sustainable solutions Marine Applications Air & Gas Pharmaceutical Chemical Processing Food, Beverage & Dairy Personal Care Water & Wastewater PROCESS SOLUTIONS PROVIDER High Growth, Highly Regulated End Markets Stakeholder Value Proposition

7Investor Day 2021 PROVIDING SOLUTIONS IN A VARIETY OF CAPACITIES Solutions Used to Process 12 Elements Found in Almond Milk and Its Packaging, Including the Milk Itself Stakeholder Value Proposition Mixers Pumps Valves Plate Heat Exchanger (PHE) Spray Dryer Ultra High Temperature (UHT) System Result

8Investor Day 2021 SIGNIFICANT OPERATIONAL LEVERAGE Journey to High Performance Shifts to Executing Long-Term Strategy 2020 - 2023 TECHNOLOGY MARKET POSITION & REVENUE QUALITY 2017 - 20182015 - 2016 SPIN-OFF FROM SPX CORPORATION EVOLVED OPERATING STRUCTURE 2019 RE-FOCUSED ON PROCESS SOLUTIONS DIVESTED POWER & ENERGY BUSINESS HIGH-RETURN INVESTMENTS PEOPLE & CULTURE CUSTOMER EXPERIENCE Stakeholder Value Proposition PROFITABLE GROWTH 80/20 Foundation

9Investor Day 2021 COMMITMENT TO CULTURE OF BELONGING Internal Diversity, Equity, Inclusion and Community Engagement • Enhance recruiting & hiring practices • Conscious inclusion awareness • Expand employee resource groups • Under-represented group development Developing Plans Create a Culture of Belonging • Leadership Team Meetings • Listening Sessions • Grassroots Gatherings Initial Actions • Execute and track progress • Positive community impact Next Steps Stakeholder Value Proposition

10Investor Day 2021 DISCIPLINED MANAGEMENT TEAM Experienced and Focused Team MARC MICHAEL President and CEO JAIME EASLEY VP and Chief Financial Officer DWIGHT GIBSON Chief Commercial Officer TY JEFFERS VP, Global Manufacturing and Supply Chain PETER RYAN VP, Chief People Officer & General Counsel KEVIN EAMIGH CIO & VP, Global Business Services MELISSA BUSCHER VP, Chief Communications & Marketing Officer Stakeholder Value Proposition

11Investor Day 2021 STRONG GOVERNANCE CONTROLS Experienced, Diverse Board; Nine of Ten Directors Are Independent Stakeholder Value Proposition ROBERT HULL, JR. Non-executive Chairman Former CFO of Lowe’s Corporation MAJDI ABULABAN President and CEO, Superior Industries International MARC MICHAEL President and CEO, SPX FLOW PATRICK CAMPBELL Former SVP and CFO of 3M SUZANNE ROWLAND Former Group Vice President, Industrial Specialties, Ashland Global Holdings JONATHAN M. PRATT SVP & President, TA Instruments, Waters Corporation SONYA ROBERTS President & Group Leader, Cargill Salt ANNE ALTMAN Former GM of IBM US Federal & Government Industries Former Corporate Vice President, Xerox Corporation EMERSON FULLWOOD DAVID SINGER Former President and CEO of Snyder’s-Lance

12Investor Day 2021 SOLUTIONS THAT MATTER SPX FLOW’S Environmental, Social and Governance Mission Stakeholder Value Proposition

13Investor Day 2021 CONSISTENT FREE CASH FLOW CONVERSION >100% OF NET INCOME Cash Generation Supports Investment through-the-Cycle 81% 171% 200% 2018 2019 2020 Annual FCF Conversion Over the Past 3 Years Stakeholder Value Proposition FOUNDATIONAL STRENGTH Exceeding FCF Target of 100% in each of the last two years. TARGET 100% PROVIDED SIGNIFICANT OPPORTUNITIES To strengthen the balance sheet while reducing cost structure. POSITIONED TO INVEST THROUGH-THE-CYCLE Financial capability to re-invest organically and create value through M&A. *Adjusted Free Cash Flow

14Investor Day 2021 Fully funded high returning organic growth initiatives for innovation Returning excess cash to shareholders through dividends and share repurchases 1 Programmatic M&A to strengthen core business in process solutions 2 3 FUTURE STATE – SYSTEMATIC CAPITAL ALLOCATION PRIORITIES Capital Allocation Framework Tied to Driving Higher ROIC Stakeholder Value Proposition Higher ROIC

Investor Day 2021 Nutrition & Health 47% Industrial 53% Food & Beverage 36% Industrial 32% Power & Energy 31% FOUNDATION SET FOR FUTURE OUTPERFORMANCE Portfolio Improvement & Higher Quality of Revenue 2015 Revenue by End Market 2020 Revenue by End Market Stakeholder Value Proposition 70% Short Cycle 30% Long Cycle 60% Short Cycle 40% Long Cycle 15

16Investor Day 2021 62% 38% OE AM FOUNDATION SET FOR FUTURE OUTPERFORMANCE Continued Gross Margin Improvement and After Market Potential Stakeholder Value Proposition 60% 40% OE AM Nutrition & Health Industrial 32.2% 34.6% 34.7% ~40% 2018 2019 2020 2023 Gross Margin

17Investor Day 2021 Profitable Growth FOUNDATION SET FOR FUTURE OUTPERFORMANCE Focused on Higher Quality Revenue Stakeholder Value Proposition 80/20 Gross margins ~40% and operating income to mid-teens by 2023 Outsized order growth in high margin product lines and aftermarket Improve enterprise productivity Supply chain savings Value-based pricing

18Investor Day 2021 FOCUSED ON PROFITABLE GROWTH DRIVEN BY DATA ANALYTICS AND APPLICATION OF 80/20 PRINCIPLES Stakeholder Value Proposition Elevated People, Talent and Capabilities Product & Market Focus Top Line GrowthTHEN Do-It-Yourself (DYI) Complex All Customers, All the Time Quantity of Revenue NOW Profitability Key Product & Customer Focus Profitable GrowthNOW Strategic Partner Structured Deliver What You Promise Quality of Revenue Data Driven

19Investor Day 2021Stakeholder Value Proposition PRODUCT AND CUSTOMER FOCUS Successful Portfolio Assessment and Execution on Strategy Has Begun CREATEE Enable End-to-End Solutions Balance BALANCE Grow Top Line While Improving Margins GROW Focus on Key Customers to Drive Growth

20Investor Day 2021 REFOCUSED ON PROCESS SOLUTIONS AND IMPROVED BALANCE SHEET Implementation Sustainable 80/20 profit and growth strategies Data Collection Leadership Introduction Process • Simplification • Segmentation • Strategy Alignment SMEs take ownership Expert’s job is complete Current Place on Journey *Source: Liptak Associates and Seaport Research Partners 80/20 JOURNEY 2020 Was a Foundational Year to Establish a Profitable Growth Path Forward Time 80/20 is a journey that creates long-term growth and margin improvement which becomes a core part of the culture • Performance • Culture • Growth • Acceleration Stakeholder Value Proposition Benefits to profitable growth, cash flows and operational leverage

21Investor Day 2021 DIGITAL STRATEGY ENGINEERED FOR PROFITABLE GROWTH Framework Linked to Core Strategy Stakeholder Value Proposition TEAM ACTIVATION CORE ENABLERS GROWTH ACCELERATORS • Digital Workplace • Employee Upskilling • Agile Deployment Acceleration • Data Analytics • Process Automation • Digital Supply Chain • Customer Experience • Digital Products & Services • Smart Factory & Additive Manufacturing

22Investor Day 2021 STRATEGIC DIRECTION – VALUE CREATION MODEL Stakeholder Value Proposition PEOPLE & CULTURE HIGH-RETURN INVESTMENTS CUSTOMER EXPERIENCE PROFITABLE GROWTH People & Culture • Purpose & Values • Commitment to Belonging • Profitability & Productivity Mindset • Sustainability – Solutions That Matter Customer Experience • Prioritize Key Customers • Life Cycle Partner • Innovation & Digital Capabilities Profitable Growth • Higher Quality Revenue • Optimize & Leverage Cost Structure • Operational & Supply Chain Excellence High-Return Investments • Organic Investments • Programmatic M&A • Return of Capital

23Investor Day 2021 23 AGENDA Melissa Buscher VP, Chief Communications & Marketing Officer People & Culture

24Investor Day 2021 STRATEGIC DIRECTION – VALUE CREATION MODEL People & Culture PEOPLE & CULTURE HIGH-RETURN INVESTMENTS CUSTOMER EXPERIENCE PROFITABLE GROWTH People & Culture • Purpose & Values • Commitment to Belonging • Profitability & Productivity Mindset • Sustainability – Solutions That Matter

25Investor Day 2021 OUR PURPOSE AND VALUES People & Culture Exceed Empower Evolve OUR VALUES In our culture of belonging, we bring our authentic selves to work. We value and respect everyone. We have the courage to take action to move the company forward. Our passion, collaboration and expertise to solve complex challenges help our customers and each other grow and succeed. Through innovation and hard work, we push boundaries to create a brighter future. Our Purpose: Improve the world through innovative and sustainable solutions

26Investor Day 2021 SAFETY FIRST Novel Coronavirus People & Culture Virtual Work Health Screenings Prioritized Safety & Wellbeing

27Investor Day 2021 CULTURE OF BELONGING Diversity, Equity, and Inclusion People & Culture INITIAL STEPS • Listening Sessions • Informal Gatherings • Established DE&I Executive Working Group • Recruiting DE&I Leader DEVELOP • Enhance Recruiting & Hiring Practices • Conscious Inclusion Education • Expanded Employee Resource Groups • Development for Under-Represented Groups • Track Progress on all DE&I efforts • Transparency of Data EXECUTE

28Investor Day 2021 Mission: Cultivate an inclusive environment that supports and encourages women to advance their skills and leadership potential through connection, mentorship, collaboration and discussion. EMPLOYEE RESOURCE GROUPS People & Culture Mission: To attract, retain and aid in the promotion of Black people through professional development, mentoring and networking opportunities. Commitment to Culture of Belonging

29Investor Day 2021 Design Design LEADERSHIP DEVELOPMENT Reinvesting in Our People Design • Build enterprise networking and community • Reduce transition failure and turnover • Enhance inclusive behavior and diversity New Managers • Targeted programs for executive women, black leaders & site leaders • Commercial & Financial Acumen • Functional Operations Diverse Leaders Distance Learning • On-demand E-learning • High participation rates since launch People & Culture

30Investor Day 2021 Design“I recommend this place as a great place to work.” INCREASING ENGAGEMENT Effective People Management Has Material Impact on Team Members People & Culture 51% 51% 62% April 2018 Nov 2019 Nov 2020 % Favorable 59% 57% 65% April 2018 July 2019 Nov 19 Manager Effectiveness Index *Peer average favorability rating is ~68% and world class favorability is ~80% Peer average Manager Effectiveness Index is ~61% and world class is ~74%

BUILDING GROWTH AND PRODUCTIVITY MINDSET

Structure	Business Process	Skills & Capabilities	Next Steps
Development of senior leaders	Operating reviews with senior leadership	In-depth training on 80/20	Ongoing development and coaching
Align top talent to growth teams	Product line P&Ls to the gross margin level	Enterprise communications and teaching	Share success stories to drive cultural change
	Streamlined annual planning		

SPXFLOW
People & Culture | Investor Day 2021 | 31

32Investor Day 2021 During Customer Service Week, Recognized the Critical Job of Our Customer Service Team TEAM EXPERIENCE Promoting Positivity + Connectivity Globally Launched Communication Series Highlighting Teams Changing Spending Behaviors Holiday Campaign Tying SPX FLOW Products to Seasonal Goods Kicked Off 2021 with Global Summit including Customer Perspective & Motivational Speaker Leadership Interviews Weekly During Black History Month Created a Month-Long Voting Campaign and Declared November 3 a Quiet Day Across U.S. During Customer Service Week, Recognized the Critical Job of Our Customer Service Team People & Culture

33Investor Day 2021 SOLUTIONS THAT MATTER SPX FLOW’S Environmental, Social and Governance Mission Stakeholder Value Proposition

34Investor Day 2021 STRONG GOVERNANCE PRACTICES Foundational Support for Accountability People & Culture GOVERNANCE INDEPENDENCE ACCOUNTABILITYDIVERSITY

35Investor Day 2021 Solutions Partner of Choice Dwight Gibson Chief Commercial Officer

36Investor Day 2021 STRATEGIC DIRECTION – VALUE CREATION MODEL PEOPLE & CULTURE HIGH-RETURN INVESTMENTS CUSTOMER EXPERIENCE PROFITABLE GROWTH Solutions Partner of Choice Customer Experience • Prioritize Key Customers • Life Cycle Partner • Innovation & Digital Capabilities

THE VALUE OF OUR DEEP CUSTOMER RELATIONSHIPS

Partnering with Our Customers Is Critical to Our Success

HOW WE ADD VALUE FOR OUR CUSTOMERS

Enable High Quality Process Outcomes	Reduce Downtime & Business Risk	Partner On Process Improvement & Innovation	Reduce Overhead & Working Capital
Reliable technology	24/7 operations	Product differentiation	Reduce costs
Achieve KPIs	Process quality	Sustainable processes	Improve productivity

SPXFLOW

Solutions Partner of Choice | Investor Day 2021 | 37

38Investor Day 2021 BUSINESS STRENGTHS WHY WE ARE THE VENDOR OF CHOICE Our Proven Expertise and Brand Strength Resonates with Clients People & Culture AcquisitionsVelocity Premier brands with reputation for quality 1 Broad channel partner network 2 Skilled process engineers 3 Loyal, diversified customer base 4 Genuine parts & life cycle service technicians 5 Customer Intimacy Global sales & manufacturing presence 6 CORE CAPABILITIES Vitality Solutions Partner of Choice

39Investor Day 2021 FOCUSED ON CREATING A WORLD CLASS CUSTOMER EXPERIENCE Cross-Functional Teams Empowered to Own and Execute Our Strategy of Driving Profitable Growth Develop digital capabilities Increase parts penetration Customer Intimacy Prioritize key customers Improve service levels Value-based pricing Vitality Invest in R&D and new products Increase on- time delivery Velocity Solutions Partner of Choice Accelerate responsiveness to customer inquiries

40Investor Day 2021 LEVERAGING OUR DIGITAL CAPABILITIES TO ACCELERATE GROWTH Invest in Digital Products and Services Digital Products & Services Customer Experience Digital-enabled site service Factory Automation Omni Channel communication management CRM eCommerce Simplified commercial structure Solutions Partner of Choice

41Investor Day 2021 ATTRACTIVE END MARKETS High Growth, Highly Regulated, Stable through the Cycle 4% 16% 8%23% 31% 10% 8% Oil & Gas Dairy Chemicals General Industrial Food & Beverage Air Treatment Marine/Water/Mining 2020 Revenue by End Market $1.4 Billion 6% Rest of World 36% North America 28% Asia Pacific 30% Europe Solutions Partner of Choice

42Investor Day 2021 NUTRITION & HEALTH MARKET OVERVIEW Large Global Market, Highly Regulated with Steady, Consistent Growth Evolving diets (i.e., plant- based diet) Sustainability and production efficiency Food safety Emerging Market Growth ~3% Projected growth per year ~$24b Global Food & Beverage Market Key demand drivers Consumption increasing in developing markets1 Highly regulated, steady growth market driven by growing population, changing consumer dietary habits and safety 2 Broad array of components for dairy, beverage and food processing3 Process systems lead to innovation with customers and creates installed base for service and aftermarket 4 Solutions Partner of Choice

43Investor Day 2021 29% 38% 33% Components Aftermarket Systems 2020 Revenue by Product $631 Million SPX FLOW – NUTRITION & HEALTH OVERVIEW A Leading Provider of Process Technology and Service Customer Examples 40% Asia Pacific 26% Europe 29% North America 3% South America 2% EEMEA 2020 Revenue by Market Food & Beverage 60% Dairy 31% Personal Care/Other 10% Long-term Trend Solutions Partner of Choice

44Investor Day 2021 Design LIFECYCLE PROVIDER TO NUTRITION & HEALTH INDUSTRIES From Engineered Systems to Components, Aftermarket and Service That Create End-to-End Client Relationships DesignSYSTEMS PUMPS VALVES HOMOGENIZERS HEAT EXCHANGERS Design SERVICES & AFTERMARKET COMPONENTS Solutions Partner of Choice • High quality aftermarket parts • Services to reduce downtime • Upgrades to optimize performance and extend life of equipment

FIRST 10 YEARS OF A TYPICAL SYSTEM

Aftermarket Opportunity Is 10% to 30% of the System's Value



Original System Capital Purchase
Critical Spares
Warranty Support
Automation Software Licenses
Consumable Periodic
HMG Block
Membranes
PHE Pack
System Upgrade / Re-rate Capital Purchase
0
5 years
10 years
Aftermarket Frame Agreement
Testing & Response Service Agreement
Annual Consumable Spares
Annual Site Services
Scheduled Preventative Maintenance
Response Site Services
Break-Fix Maintenance
Automation Hardware Upgrade

SPXFLOW

Solutions Partner of Choice | Investor Day 2021 | 45

46Investor Day 2021 SYSTEMS FOCUS ON FURTHER ENHANCING PERFORMANCE Remain Disciplined in Project Selectivity and Execution COMMERCIAL Project Selectivity • Proposal precision • Design quality • Project Management • Develop strategic suppliers • Leverage total spend • Deliver productivity PROJECT DELIVERY Improve Execution SOURCING Global Strategy • Pursue the right projects • Value selling • Increase the mix of liquid systems FLOW SYSTEM Solutions Partner of Choice

47Investor Day 2021 2016 - 2018 • Shift focus from product to lifecycle process solutions • Align organization to enable end-to- end solutions • 22% Factory Content 2020 • Global execution model • Closing out legacy projects • Building a culture of “Winning Together” SYSTEMS FOCUSED ON SERVING CUSTOMERS AND PROFITABLE GROWTH Team Committed to Building Strategic Customer Relationships • 17% Factory Content (3-year avg) • Project selectivity • Lean processes Stabilize and Build Foundation Embed Processes and Change Culture Deliver World Class Performance 2019-2020 2021 & Beyond VISION Strategic customer relationships 30%+ Factory Content As executed margin > As sold margin IoT capability for key accounts Solutions Partner of Choice

48Investor Day 2021 THIS FOCUS HAS LED TO SYSTEMS PERFORMANCE IMPROVEMENT Over the Last Five Years the Systems Team Has Delivered Significant Improvement on All Key Metrics 90%+ On-time delivery Project selectivity Improved customer relationships 50% Improvement in past 5 years Factory content As executed margins > as sold Systems margins up 650+ basis points Solutions Partner of Choice

INDUSTRIAL MARKET OVERVIEW

~$100B Global Market, Multiple Verticals, Diversified Customer Base



~$100b

Global Industrial Market

~3.5%
Projected growth per year driven by

- Industrial manufacturing growth
- Chemical production
- Personal care & hygiene production growth
- Infrastructure investments

Key product categories and verticals

MIXERS



- Chemical
- General
- Mining
- Water

DEHYDRATION EQUIPMENT



- Chemical
- General
- Mining
- Marine
- Air

HEAT EXCHANGERS



- Chemical
- General
- Mining
- Marine

HYDRAULIC TOOLS



- Chemical
- General

PUMPS

Centrifugal



Metering



- Chemical
- General
- Mining
- Marine
- Water

SPXFLOW

Solutions Partner of Choice | Investor Day 2021 | 49

50Investor Day 2021 27% 21% 20% 15% 12% 5% Mixers Dehydration Products Industrial Pumps Hydraulic Tools Heat Exchangers Other 2020 Revenue by Product $720 Million 18% Asia Pacific 33% Europe 41% North America 1% South America 7% EEMEA SPX FLOW - INDUSTRIAL OVERVIEW A Leading Provider of Industrial Process and Flow Control Technologies 60% OE 40% AM Customer Examples 8% 19% 14% 10% 34% 8% 7% Oil & Gas Air Treatment Chemicals Food & Beverage General Industrial Marine/Water Mining LT Trend 2020 Revenue by Market Solutions Partner of Choice

51Investor Day 2021 How 80/20 is changing our ways of working Solutions Partner of Choice

52Investor Day 2021 LEVERAGING 80/20 TO MAXIMIZE PROFITABILITY Design Identifies Savings Opportunities A culture where all employees recognize & remove complexity Design Drives Profitable Growth Focused on key customers Design Enhances Customer Service Overserve our best customers & increases on-time deliveries Design Focuses on the Most Important Identifies the high impact areas of our business Design Enables Smarter Pricing Get compensated for complexity Design80/20 Solutions Partner of Choice

53Investor Day 2021 GROWTH TEAMS DEVELOPED TO DRIVE 80/20 Cross-Functional Teams Empowered to Own and Execute Strategy Mixing | Pumps | Process Technology | Process Components | Industrial Products What Will We Do Differently? Work in cross functional growth teams (GTs) with shared goals and ownership Empower GTs to make high-velocity, high quality decisions Simplify approval process for investments Periodic reviews with GTs to track progress Align incentive compensation to strategy and performance 1 2 3 4 5 Product Management Operations Program Management Engineering R&D Breakthrough Growth Sales Legal & Finance Solutions Delivery Marketing & Business Dev. Support Team Core Team Solutions Partner of Choice

54Investor Day 2021 SIMPLIFICATION: FOCUSING OUR RESOURCES IN THE RIGHT WAY Understanding Our Customer and Product Mix Is Key to Shifting Focus and Driving Profitable Growth 29% Customers 31% Products 80% Revenue Bottom 50% Customers 9% Revenue Bottom 50% Products 8% Revenue Solutions Partner of Choice Reallocate Resources to Key Customers/Products Shifting Focus to Key Customers/Products

55Investor Day 2021 WELL DEFINED NEW PRODUCT DEVELOPMENT PROCESS Focused Only on New Products That Contribute to Vitality Index and the Organic Growth Potential NPD Process Focus Areas • Creation & Release of a commercialized product. • New, substantially improved or enhanced “Fit, Form & Function” of the product. • Externally or internally funded. • Value Engineering projects where sufficient product change is entailed. 36%Recent NPD Wins | Goals for 2021 Shift to larger impact/ revenue projects Doubled pipeline size from 2020 to 2021 2020 Product Launches 2021 NPD Pipeline Projects we are actively working on 2021 Planned R&D Investments 16 in 2020 8 in 2019 Two new R&D facilities: one in North America; one in APAC R&D for ‘Internet of Things’ and ‘New Process Technologies’ Solutions Partner of Choice

56Investor Day 2021 FOCUSED PRICING INITIATIVES • Centralized discount management and annual pricing • Real-time pricing • Artificial intelligence • Increased analytics Dynamic Pricing Now Centralized Approach • Value-based pricing • +80/20 lifecycle analysis • Better tools • Dedicated pricing leader Value Based Pricing Greater Than Inflation • Value-based pricing • Segmented approach • Annual review 2 Segments Food & Beverage Industrial • Decentralized cost and model • Led by product managers • Limited tools 10 Brands 10 Pricing Strategies = Future 5 Years Ago 2 Years Ago Solutions Partner of Choice

57Investor Day 2021 FURTHER IMPROVING THE CUSTOMER EXPERIENCE The Creation of the “GREEN RIBBON” Program Will Further Deepen Our Customer Relationships Deliver unmatched systems, service and support to our key customers Goals & Objectives Provide consistent experience on customer terms Deliver highest impact to most profitable customers Program Benefits to Our Customers Specific value proposition for each 80/20 customer segmentation Ease of doing business Dedicated support Solutions Partner of Choice

58Investor Day 2021 Operational Excellence Ty Jeffers VP, Global Manufacturing & Supply Chain

59Investor Day 2021 STRATEGIC DIRECTION – VALUE CREATION MODEL Operational Excellence PEOPLE & CULTURE HIGH-RETURN INVESTMENTS CUSTOMER EXPERIENCE PROFITABLE GROWTH Customer Experience Profitable Growth • Prioritize Key Customers • Life Cycle Partner • Innovation & Digital Capabilities • Higher Quality Revenue • Optimize & Leverage Cost Structure • Operational & Supply Chain Excellence

60Investor Day 2021 Ocala Goldsboro Dagenham Santorso Silkeborg Etten-Leur Moers Assen Erpe-Mere Eygelshoven Busan Ahmedabad Ekero Cooperstown Delavan Rockford Rochester Bydgoszcz Norderstedt Warburg Uusikaupunki GLOBAL MANUFACTURING OPERATIONS Optimize and Simplify Footprint to Meet Global Customer Needs 6 Multi-Product Sites 3 Acquisition Sites 22 Manufacturing Sites In Region Capability to Serve Our Customers Where They Are Xidu Operational Excellence

61Investor Day 2021 HEALTH & SAFETY MANAGEMENT SYSTEMS Dramatic Improvement for Our Employees Year-over-Year 1.66 1.61 1.50 1.59 1.50 1.54 1.36 1.26 1.37 0.91 0.74 0.64 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 All Company TRIR By Quarter Dedicated team drove 50% lower Total Recordable Injury Rate in 2020 compared to 2019 Operational Excellence

62Investor Day 2021 ESG IN FOCUS – COMMITMENT TO CONSERVE Productivity Enhancements Driving Reduced Energy, Water and Lower Waste LED Lighting 40+ active projects focused on energy reduction & waste elimination Solar Panels Energy Management Operational Excellence

63Investor Day 2021 OPERATIONAL EXCELLENCE FOCUSED ON CONTINUOUS IMPROVEMENT Applying Lean Principles in Everything We Do Pathway to Excellence Foundation of 80/20 Operational Excellence Strategic Problem Solving Structured Approach with Root Cause Analysis & Counter Measures Cross-functional Engagement People Development Leadership and LEAN Skills Training Active Learning Enterprise Strategy Sales, Inventory, Operations, & Planning (SIOP) based on 80/20 Productivity Mindset Lean Fundamentals & Value Stream Transformation Current & Future State Value Stream Assessment Rapid Process Improvement

64Investor Day 2021 CASE STUDY: SPOTLIGHT ON BYDGOSZCZ, POLAND Significant Operational Improvement over the Last Three Years 550 Employees 300,000 sq ft Deliver to 60+ countries 400 Days Without a recordable accident* TRIR: Tracking to reduce by 80% 30,000 SKUs across all product lines 10 product lines Improvements Achieved ~1000bps Higher Margin 92% On Time Delivery up >10% *As of 02/15/2021 Operational Excellence

65Investor Day 2021 80/20 EARLY WINS Significant Improvement in On-Time Delivery and Reduced Lead Times Current Results 91% OTD @ 6 days LT Historic Results 87% OTD @ 10 days LT GOAL: Reduce ECL Lead Times to < 7 days Rochester Bolt ProgramDelavan Pumps COTD & LT Current Results 93% OTD @ 6 days LT GOAL: COTD to 95% & Reduce Lead Times < 10 days Historic Results 87% OTD @ 22+ days LT Current Results 96% OTD @ 13 days LT Historic Results 92% OTD @ 15 days LT Bydgoszcz Valves COTD GOAL: Improve COTD for 80s to 95+% Operational Excellence

66COMPANY CONFIDENTIAL 66Investor Day 2021 Strategic Sourcing FOCUS AREAS • Category management • Global contracts with key suppliers • Supplier partnerships • Data analytics • Value Analysis Value Engineering • Continuous improvement • Risk Management • Lead-time reduction • Supplier reviews SUPPLY CHAIN | VISION AND STRATEGIC PRIORITIES A Journey to Become World Class … Few suppliers, More Partners to Support 80/20 Machining 21% Controls/ Electronics 16% Fabrication 12% Raw Material 11% Gaskets/ Seals 10% Castings 7% Installation 5% All Other 18% $15M Annual Supply Chain Savings* ~ $700M Annual Direct Material Spend PRIORITIES Process Excellence Fulfillment & Quality *Gross savings before inflation Operational Excellence

67COMPANY CONFIDENTIAL 67Investor Day 2021 INVESTING TO GROW…WITH 80/20 PRIORITY Disproportionate Investments to Improve Efficiencies and to Grow Profitably • Facility Expansion Supporting High Quality Revenue Products • Strategic Geographic Expansion to Support Growth • Right Size Where Needed • Aftermarket Capability • Productivity to Improve Margins • Digital Capabilities in Additive Manufacturing and Smart Factory • Supplier Partnership Programs • Supply Localization • Digital Supply Chain • Early Career Program • Leadership Development • Hourly Technical Skills Optimizing Manufacturing Footprint Capital Equipment Supply Chain People Operational Excellence

68Investor Day 2021 CREATING A WORLD CLASS MANUFACTURING ENVIRONMENT Three-Year Goals to Boost Operational Excellence Create a World- Class Organization Increase employee engagement by 10% Target 20% Improvement YOY Total Reportable Incident Rates Deliver Industry Best-in-class Lead-Times 95% On Time Delivery 2%-3% Gross Productivity Execute Annual Productivity Improving Inventory Turns & DPO Drive lower working capital Operational Excellence

69Investor Day 2021 Profitable Growth & High Return Investments Jaime Easley VP and Chief Financial Officer Manufacturing Plant | Busan, Korea | Opened 2016

70Investor Day 2021 STRATEGIC DIRECTION – VALUE CREATION MODEL Profitable Growth PEOPLE & CULTURE HIGH-RETURN INVESTMENTS CUSTOMER EXPERIENCE PROFITABLE GROWTH Profitable Growth • Higher Quality Revenue • Optimize & Leverage Cost Structure • Operational & Supply Chain Excellence

DELIVERING HIGHER QUALITY OF REVENUE

Product Line Segmentation		Time Allocated to Initiatives	Organic Growth	Gross Margin Profile
GROW	Focus on Top Customers to Drive Growth	90% Growth 10% Margin	Mid-single to Low-double digits	Above company average
BALANCE	Grow Top Line While Improving Margins	50% Growth 50% Margin	Flat to mid-single digits	At company average
CREATE	Enable End-to-End Solutions for Key Customers	Selectivity Experience Service	Flat to low-single digits	Below company average
Total Long-term Targets			Low to mid-single digit	~40%

SPXFLOW

Profitable Growth | Investor Day 2021 | 71

72Investor Day 2021 Productivity Playbook BUILDING A CULTURE OF PRODUCTIVITY AND PROFITABILITY Reset and Reallocate Cost Structure to Support Profitable Growth Profitable Growth $25m cost productivity annualized in 2022 Simplification using 80/20 to eliminate low value activities Strategic sourcing savings net of inflation Offset SG&A inflation Over-resource differentiated capabilities Data-driven approach 80/20 Zero-based budgeting Maximize cost structure Current Committed SG&A Program Long-Term Mindset

73Investor Day 2021 PROGRESS MADE WITH MORE TO COME Gross Margin Improved with Comprehensive Strategy to Achieve 40% Higher Quality of Revenue1 32.2% 34.7% ~40% 2018 2020 2023 GROSS MARGIN Profitable Growth Focus on Profitability and Cost Reduction2 Operational & Supply Chain Excellence3 23.0% 25.5% ~23% 2018 2020 2023 SG&A MARGIN* *Adjusted SG&A margins In 2018 and 2020, revenues were $1,594m and $1,351m, respectively.

74Investor Day 2021 Margin Expansion Projection 200-250 bps 150-200 bps 200-250 bps Mid-teens PATH TO IMPROVED OPERATING MARGIN Strategy to Improved Margin Propelled by Cost Savings Initiatives Profitable Growth 80/20 Foundation

75Investor Day 2021 COMPOUNDING RETURNS DRIVEN BY VALUE CREATION MODEL High-Return Investments PEOPLE & CULTURE HIGH-RETURN INVESTMENTS CUSTOMER EXPERIENCE PROFITABLE GROWTH High-Return Investments • Organic Investments • Programmatic M&A • Return of Capital HIGH-RETURN INVESTMENTS

76Investor Day 2021 CLEAR FRAMEWORK FOR ALLOCATING CAPITAL Limited Upside Equivalent to investing at current rates Valuable cash management tool, equivalent to investing at the cost of equity Provides the opportunity to achieve returns in excess of our cost of capital Utilizing existing infrastructure to achieve superior return of investment Cash > Operational Needs Lower ROIC Repay Debt Share Repurchases; Dividend Acquisitions Organic Growth Current WACC Higher ROIC High-Return Investments Maintain Financial Strength to Invest through All Cycles

CAPITAL ALLOCATION FRAMEWORK: HIGH RETURN INVESTMENTS

~$1.1b of Available Capital over the Next Three Years

Consistent Capital Allocation Priorities

1. Fully funded high returning organic growth initiatives for innovation
2. Programmatic M&A to strengthen core business in process solutions
3. Establish dividend, reflective of financial strength and reliability of cash flows
4. Available cash, including for share repurchases


~5%
~15%
~50%
~30%
CAPEX
Dividend
M&A
Available cash

Available capital defined as operating cash flows and debt funding in target net leverage range (1.5x – 2.5x) through 2023. See Appendix for more details.

SPXFLOW

High-Return Investments | Investor Day 2021 | 77

78Investor Day 2021 ACQUISITION PLAYBOOK Fragmented Market Provides Opportunities to Accelerate Growth Strategy through Programmatic M&A Where we will play Verticals where growth is driven by secular trends2 Unique applications that require highly technical process engineering and/or integral products where quality is paramount 1 Value creation levers which enhance our ability to grow profitability and create cost advantages 3 High-Return Investments Nutrition • Food & beverage • Personal care • Medical foods Health • Pharmaceuticals • Healthcare • Biotechnology Industrial • Specialty chemical • Water • Agriculture Focus on mixing, blending, pumping and Ultra-high temperature processing Innovation, technology & vitality Market positioning Geographic presence Differentiated product offering

79Investor Day 2021 M&A FINANCIAL CRITERIA AND VALUE CREATION CROIC > WACC 3-5 Years Accretive to Gross & EBITDA Margin High quality revenue (vitality and aftermarket) Attractive organic growth profile and revenue synergies High-Return Investments Operational Improvements Working Capital Efficiencies Revenue Synergies Cost efficiencies Targeting Acquired Revenue of $200M - $300M by 2023 with strategic alignment Value Creation Playbook Disciplined Approach to M&A with Focus on Strategic Alignment and Clear Plans for Value Creation

80Investor Day 2021 Annual Targets 2021-2023 3 Year Targets DRIVING PROFITABLE GROWTH Low-single to Mid-single digits Organic Revenue Growth >100% Cash Flow Conversion to Net Income 20%+ Operating Income Growth ROIC >WACC ~40% Gross Margins Mid Teens Operating Margins Targeting Acquired Revenue of $200M - $300M by 2023 High-Return Investments Solid Revenue Growth with Accelerating Margins and Returns

81Investor Day 2021 APPENDIX

82Investor Day 2021 FUTURE CAPITAL FOCUSED ON HIGH RETURN INVESTMENTS Focused on Increasing High Return Organic Investments, While Preserving Capital Flexibility 36% 3-Year Capital Deployment 2021-2023 Cumulative ($ millions) Capital Sources Cash Flow From Operations $450 - $550 Debt Funding (1.5x-2.5x net leverage) $450 - $700 Available Capital $900 - 1,250 Capital Uses Capex $120 - $150 Dividends $45 - $60 M&A $400 - $600 Share Repurchases (Return of Excess Cash) $300 - $450